UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K
____________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2025

CROWN HOLDINGS, INC.
 (Exact name of Registrant as specified in its charter)

Pennsylvania	001-41550	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

14025 Riveredge Dr, Suite 300
Tampa, Florida 33637
(215) 698-5100
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock $5.00 Par Value	CCK	New York Stock Exchange
7 3/8% Debentures Due 2026	CCK26	New York Stock Exchange
7 1/2% Debentures Due 2096	CCK96	New York Stock Exchange

TABLE OF CONTENTS

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS: COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

INDEX TO EXHIBITS

EX 99-1 PRESS RELEASE – CROWN HOLDINGS ANNOUNCES EXECUTIVE LEADERSHIP TRANSITION

EX 99-2 PRESS RELEASE – CROWN HOLDINGS, INC. ANNOUNCES GARY GAVIN AS PRESIDENT OF THE AMERICAS DIVISION

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers

On June 16, 2025, Crown Holdings, Inc. issued a press release announcing that Djalma Novaes, Jr., age 64, current President of the Company’s Americas Division, will be promoted to Executive Vice President and Chief Operating Officer, effective July 1, 2025 and Gerard Gifford, who has served as Executive Vice President and Chief Operating Officer since 2017 will transition to the role of Executive Vice President and Chief Administrative Officer. Mr. Gifford will serve in this capacity until his planned retirement in early 2026.

There are no arrangements or understandings between Mr. Novaes and any other person pursuant to which he was selected as Executive Vice President and Chief Operating Officer. Mr. Novaes does not have any familial relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Mr. Novaes has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company also announced that Gary Gavin, currently President of the Company’s North American Beverage can business will be promoted to President of the Crown Americas Division, effective July 1, 2025.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

The following is furnished as an exhibit to this report.
99-1 Press release, dated June 16, 2025, issued by Crown Holdings, Inc.

99-2 Press release, dated June 16, 2025, issued by Crown Holdings, Inc.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN HOLDINGS, INC.

By:	/s/ Christy L. Kalaus
Christy L. Kalaus
Vice President and Corporate Controller

Dated: June 16, 2025
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